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January 5, 2000

The information below supplements C.M. Life Insurance Company's Panorama Premier variable annuity prospectus dated May 1, 1999. Please place this supplement with you prospectus and retain it for future reference.
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                                PANORAMA PREMIER
                        Supplement dated January 5, 2000
                      to the Prospectus dated May 1, 1999

The Panorama Premier prospectus is amended as follows:

1. The fourth paragraph in the right-hand column on page 25 is revised to read as follows:

 .   Effective January 15, 2000, owners of certain TSA, IRA or non-qualified Flex
    Extra variable annuity contracts issued by Massachusetts Mutual Life Insurance Company may exchange these contracts for a Panorama Premier contract. If the Flex Extra contract is beyond the contingent deferred sales charge period at the time of the exchange, the contract value exchanged will not be subject to a contingent deferred sales charge under either the Flex Extra contract or the Panorama Premier contract. If the Flex Extra contract is within the contingent deferred sales charge period at the time of the exchange, a contingent deferred sales charge will not be assessed under the Flex Extra contract on the contract value exchanged to a Panorama Premier contract. However, a contingent deferred sales charge may be assessed under the Panorama Premier contract. The Panorama Premier contingent deferred sales charge percentage on the exchanged contract value will be determined by treating the exchanged contract value as if it were received as a Panorama Premier payment on the issue date of the original Flex Extra contract. After the exchange is complete, any additional payments made to the Panorama Premier contract will be subject to the Panorama Premier CDSC.

2. The last paragraph in the right-hand column on page 25 is revised to read as follows:

 .   Effective December 15, 1999, owners of certain TSA, IRA or non-qualified
    Panorama deferred variable annuity contracts issued by Massachusetts Mutual Life Insurance Company may exchange these contracts for a Panorama Premier contract. If the Panorama contract is beyond the contingent deferred sales charge period at the time of the exchange, the contract value exchanged will not be subject to a contingent deferred sales charge under either the Panorama contract or the Panorama Premier contract. If the Panorama contract is within the contingent deferred sales charge period at the time of the exchange, a contingent deferred sales charge will not be assessed under the Panorama contract on the contract value exchanged to a Panorama Premier contract. However, we may assess a contingent deferred sales charge under the Panorama Premier contract. The Panorama Premier contingent
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   deferred sales charge percentage on the exchanged contract value will be determined by treating the exchanged contract value as if it were received as a Panorama Premier payment on the issue date of the original Panorama contract. After the exchange is complete, any additional payments made to the Panorama Premier contract will be subject to the Panorama Premier contingent deferred sales charge.

3. The following language is added as a new subsection immediately following the Fund Expenses subsection on page 26:

   Reduction of Charges

   For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our costs for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory .

4. The following language is added to the Panorama Series Fund, Inc. subsection on page 14:

   Effective January 1, 2000, Babson-Stewart Ivory International, Credit Suisse Asset Management, and Pilgrim, Baxter & Associates, Ltd. will no longer serve as sub-advisers to the Panorama LifeSpan Balanced Portfolio, the Panorama LifeSpan Diversified Income Portfolio, and the Panorama LifeSpan Capital Appreciation Portfolio. OppenheimerFunds, Inc. will remain as the investment adviser and will provide the day-to-day management for all components of these Portfolios.



January 5, 2000